UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   August 15, 2024

KORU Medical Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-12305	13-3044880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Corporate Drive, Mahwah, NJ	07430
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (845) 469-2042

______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
common stock, $0.01 par value	KRMD	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [_]

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)          Long-Term Incentive Program

On August 15, 2024, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of KORU Medical Systems, Inc. (the “Company”) approved a Long-Term Incentive Program (“LTIP”), the purpose of which is to incentivize the retention and performance of executives and certain other employees of the Company through annual equity-based awards, and made awards to participants including the following executive officers (the “Executive Participants”): Linda Tharby, President and Chief Executive Officer; Thomas Adams, Chief Financial Officer; Kenneth Miller, Chief Commercial Officer; and Christopher Pazdan, Chief Operating Officer.

All awards under the LTIP will be granted under, and in accordance with, the Company’s 2024 Omnibus Equity Incentive Plan (the “Plan”). The LTIP will be administered by the Committee. Participants in the LTIP are (i) “executive participants”, which are officers of the Company who are subject to Section 16 of the Securities Exchange Act of 1934, as amended, (ii) “management participants”, which are management-level employees with “vice president” titles, and (iii) “other participants”, which are certain other employees identified by the Committee upon the recommendation of the CEO.

Each fiscal year of the Company, each participant will have an aggregate target value for such year’s awards under the LTIP. Unless otherwise determined by the Committee, for each executive participant, the aggregate target value shall be based on median market and peer data provided by a compensation consultant selected by the Committee, multiplied by a percentage determined by the Committee (and upon the recommendation of the CEO with respect to other participants) taking into account the participant’s experience and position with the Company. The number of shares subject to awards equal to the aggregate target value shall be based on the arithmetic mean of the high and low prices of a share of the Company’s common stock as reported on the Nasdaq Capital Market on the last trading day before the grant date.

Each fiscal year of the Company, for executive participants and management participants, (i) 33% (25% in the case of the CEO) of the participant’s aggregate target value will be granted as an annual award in the form of restricted stock units with time-based vesting requirements (RSUs), (ii) 33% (50% in the case of the CEO) of the participant’s aggregate target value will be granted as an annual award in the form of restricted stock units with performance-based vesting requirements (PSUs), and (iii) 33% (25% in the case of the CEO) of the participant’s aggregate target value will be granted as an annual award in the form of nonqualified stock options (Options) with time-based vesting requirements. Each fiscal year, for other participants, 100% of the participant’s aggregate target value shall be granted as in the form of RSUs.

Unless otherwise determined by the Committee, RSUs and Options awarded under the LTIP will vest as to one-fourth of the shares of Common Stock subject to such awards on each of the first four anniversaries of the date of grant, subject to the participant’s continued employment with the Company through the applicable vesting date (except as may be otherwise provided in the award agreement), and will shall have such other terms and conditions as shall be set forth in the applicable award agreement approved by the Committee.

PSUs awarded under the LTIP will vest based on performance criteria determined by the Committee and set forth in the Award Agreement, which criteria may include (without limitation) targeted or growth of revenue, cash flow, earnings per share, earnings before one or more of interest, taxes, depreciation, and amortization, return on equity, income or net income, operating income or net operating income, gross margin, operating margin, or profit margin. The PSU Award Agreement will provide a target percentage range for the actual number of LTIP PSUs that may become vested, based on the level of achievement of the foregoing or other performance measure(s), as determined by the Committee, and may provide that the payout based on the actual number of LTIP PSUs be modified based on performance criteria determined by the Committee.

The Committee may provide accelerated vesting of awards under the LTIP in the event of a change in control of the Company, as defined in the Plan.

Executive Officer Awards

On August 15, 2024, the Committee approved awards under the LTIP, with a grant date of August 15, 2024, pursuant to which shares of the Company’s common stock may be issued to the Company’s executive officers.

Of these awards, the Company approved the following LTIP awards for its executive participants:

Name and Title	RSUs (#)	Target PSUs (#)	Options (#)

Linda Tharby President and CEO	63,872	127,660	140,950

Thomas Adams CFO	21,617	21,617	47,722

Kenneth Miller CCO	23,574	23,574	52,008

Christopher Pazdan COO	20,255	20,255	44,721

These PSUs will vest based on the Company’s annual revenue for its fiscal year ended December 31, 2026, subject to the participant’s continued employment with the Company through the vesting date. The actual number of PSUs that may become vested ranges from 0% to 150% of the target number of PSUs granted, based on the specified levels of achievement of the foregoing performance measure, with the target number shown in the “Target PSUs” column above representing achievement at 100%. In addition, the payout based on the actual number of PSUs that have vested will be modified between 0.5-1.5 times based on the average of the price of the Company’s common stock for the 20 days prior and ending December 31, 2026. The maximum number of shares issuable pursuant to these PSUs is 434,489.

Of these RSUs and Options, one-fourth will vest on March 15, 2025 and on each first, second and third anniversary thereof. The exercise price of these Options is $2.33 per share, which was the arithmetic mean of the high and low prices of a share of the Company’s common stock as reported on the Nasdaq Capital Market on the last trading day before the grant date. These Options expire ten years after the grant date; provided that these Options may be exercised for only 90 days following the participant’s separation of employment.

Upon a Change in Control (as defined in the Plan), all of these unvested RSUs will vest, and if the Change in Control occurs prior to December 31, 2026, a number of PSUs will vest at 100% of the target number of PSUs granted with a payout modifier based on to the price of the common stock on the date of the Change in Control.

Copies of the Company’s Long-Term Incentive Program, Form of Restricted Stock Unit Award Agreement, Form of Performance Stock Unit Award Agreement and Form of Nonqualified Stock Option Award Agreement are being filed as Exhibits 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference. The foregoing description of the LTIP is qualified in its entirety by reference to the full text of the Long-Term Incentive Program.

Additional Information

On August 16, 2024, the Committee approved the following changes to the 2024 compensation of Kenneth Miller, Chief Commercial Officer, effective August 18, 2024: a base salary increase of $25,000 to $385,000, and an increase to his bonus potential to up to 60% of his annual base salary in accordance with the Company’s Annual Incentive Compensation Plan.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	KORU Medical Systems, Inc. Long-Term Incentive Program

10.2	Form of Restricted Stock Unit Award Agreement

10.3	Form of Performance Stock Unit Award Agreement

10.4	Form of Nonqualified Stock Option Award Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KORU Medical Systems, Inc. (Registrant)

Date: August 21, 2024	By:	/s/ Linda Tharby
Linda Tharby President and Chief Executive Officer